ADVANCE DISPLAY TECHNOLOGIES, INC.
                                   FORM 10-KSB
                            FOR THE FISCAL YEAR ENDED
                                  JUNE 30, 1996


                                  EXHIBIT 10.13




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                                PATENT ASSIGNMENT

     This AGREEMENT is between Advanced Display Technologies, Inc. ("ADTI"), a Colorado Corporation, having a place of business at 1251 South Huron Street, Denver, Colorado 80223, and Michael A. Nixon. ("NIXON"), Jeffory D. Blackard ("BLACKARD"), and Visual Optics, Inc., ("VOI"), a Texas corporation having a place of business at P.O. Box 702315, Dallas, Texas 75370 (NIXON, BLACKARD and VOI are referred to herein collectively as the "ASSIGNORS").

     WHEREAS, one or more of ASSIGNORS own a patent in the field of display screen technology, and

     WHEREAS, ADTI is desirous of receiving an assignment of the patent and assigning same to Display Optics, Ltd. ("DOL"),

     NOW, THEREFORE, in consideration of the SETTLEMENT AGREEMENT, the promises, and mutual covenants and conditions, warranties and representations contained herein, the parties hereto have agreed as follows:

                           ARTICLE I - EFFECTIVE DATE
                           --------------------------
     1.1 This Agreement and the assignment granted herein shall become effective as of the effective date of the SETTLEMENT AGREEMENT.

                            ARTICLE II - DEFINITIONS
                            ------------------------
     2.1 "PATENT" means United States Patent No. 5,293,437.

     2.2 "AFFILIATES" means Display Optics, Ltd. ("DOL") and Display Group, LLC ("DGLLC").

     2.3 "SETTLEMENT AGREEMENT" means the agreement between ADTI and its AFFILIATES as Plaintiffs on the one hand and VOI, BLACKARD and NIXON as Defendants on the other hand, effective as of February 27, 1997.

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                         ARTICLE III - LICENSES GRANTED
                         ------------------------------
     3.1 ASSIGNORS hereby assign, sell, transfer and set over to ADTI the PATENT, the same to be held and enjoyed by ADTI for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives, to the end of the term or terms for which said letters patent of the United States are or may be granted or reissued as fully and entirely as the same would have been held and enjoyed by the ASSIGNORS if this assignment and sale had not been made. The assignment of the PATENT to ADTI granted herein includes all claims for damages by reason of past infringement of said letters patent, with the right to sue for, and collect the same for ADTI's own use and for the use of ADTI's successors, assigns or other legal representatives.

                       ARTICLE IV - RELEASES AND COVENANTS
                       -----------------------------------
     4.1 In consideration of the payment to be made pursuant to the SETTLEMENT AGREEMENT, ASSIGNORS hereby release ADTI, its predecessors, its AFFILIATES, their members, managers, employees, limited partners, representatives and, its customers (direct and indirect) from all claims, which, as of the effective date of this Agreement, ASSIGNORS may have against ADTI, its predecessors, its AFFILIATES, their members, managers, employees, limited partners, representative, or its customers based upon any infringement by them of the PATENT by reason of any act of manufacture, use, or sale anywhere in the World.

                             ARTICLE V - WARRANTIES
                             ----------------------
     5.1 ASSIGNORS warrant that there are no counter-parts which claim priority from the PATENT pending or issued in other countries or any corresponding reissue applications pending or issued in the United States.

     5.2 Notwithstanding any other provision of this Agreement, ASSIGNORS make no express or implied warranties or representations to ADTI with respect to (a) the validity or enforceability of any claims of the PATENT or (b) whether the practice of any invention disclosed or claimed in the PATENT infringes any patent or other proprietary rights owned by any third party.

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     5.3 The undersigned represent and warrant that each respectively  maintains the authority to enter into this PATENT ASSIGNMENT and bind their respective companies pursuant to the authority granted and legally provided by their companies in accordance with said authority as attested by the undersigned as duly authorized officers, retaining the titles set forth below.

                           ARTICLE VI - MISCELLANEOUS
                           --------------------------
     6.1  This  Agreement  and  all  matters   relating  to  the   construction,
interpretation, and enforcement thereof shall be governed by the laws of the State of Colorado.

     6.2 This Agreement supercedes and cancels the Non-Exclusive License Agreement between VOI and ADTI dated April 23, 1993.

     IN WITNESS WHEREOF, the parties hereto cause their corporate names to be affixed by their respective duly authorized officers or representatives, and to bind the individuals executing on behalf of themselves.

Advanced Display Technologies, Inc.          Visual Optics, Inc.
a Colorado Corporation                       a Texas Corporation



By:                                           By:
   ---------------------------------             -------------------------------
   Darrell D. Avey, Chairman &                   Jeffory D. Blackard, President
         Vice President


                                              By:
                                                 -------------------------------
                                                Michael A. Nixon, Vice President




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                                         Individuals

                                          By:
                                              ----------------------------------
                                              Jeffory D. Blackard, Individually

                                          By:
                                              ----------------------------------
                                              Michael A. Nixon, Individually

Acknowledged and Agreed:

Display Optics, Ltd.

By: Display Group, LLC,
    the managing general partner


By:
   ---------------------------------------
   Keith A. Hancock, Manager


By: Advance Display Technologies, Inc.,
    a general partner


By:
   ---------------------------------------
   Darrell D. Avey, Chairman &
   Vice President

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